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                                                                    EXHIBIT 23.1

          CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 10, 2000, relating to the consolidated financial statements and financial statement schedule, which appear in the IXYS Corporation Annual Report on Form 10-K, as amended, for the year ended March 31, 2000. We also consent to the references to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
San Jose, California
January 22, 2001